UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2012

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International, Inc.	3.9%
Lockheed Martin Corp.	3.4%
Pfizer, Inc.	3.1%
JPMorgan Chase & Co.	3.0%
Johnson & Johnson	2.7%
AT&T, Inc.	2.3%
Chevron Corp.	2.2%
Accenture PLC, “A”	2.1%
United Technologies Corp.	2.1%
Wells Fargo & Co.	2.0%

Equity sectors
Financial Services	20.6%
Health Care	13.1%
Consumer Staples	13.1%
Industrial Goods & Services	11.7%
Energy	7.1%
Leisure	6.2%
Technology	5.9%
Utilities & Communications	5.4%
Retailing	4.1%
Basic Materials	4.0%
Special Products & Services	3.0%
Autos & Housing	2.7%
Transportation	1.7%

Percentages are based on net assets as of 6/30/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2012, the MFS Institutional Large Cap Value Fund (the “fund”) provided a total return of 2.14%, at net asset value. This compares with a return of 3.01% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, ushered in improved market dynamics.

Towards the end of the period, though, market sentiment declined again. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis.

Detractors from Performance

Stock selection in the financial services sector was a primary detractor from relative performance, led by the fund’s overweight positions in investment banking firm Goldman Sachs, insurance company MetLife, and global financial services provider Bank of New York Mellon. Shares of Bank of New York Mellon fell along with the broader financial sector amidst a weakened economic environment and increased concerns regarding European sovereign debt. The custodian bank continued to face a difficult near-term operating environment due to sluggish transaction volumes and tight net interest margins as interest rates declined and looked set to remain at very low levels for an extended period of time.

An underweight position in the strong-performing utilities & communications sector was another negative factor for relative performance. Within this sector, not holding shares of telecommunications provider Verizon Communications held back relative returns.

Stock selection in the industrial goods & services sector dampened relative results. The fund’s holdings of diversified aerospace and buildings products manufacturer United Technologies, and not holding diversified industrial conglomerate General Electric, hurt relative returns. Declining economic growth in China and concerns that the government may not be able to avoid a hard landing weighed on shares of United Technologies as its Otis elevator business has a significant presence in China. In addition, it was revealed that the European Commission would extend the deadline for its review of United Technologies’ merger with Goodrich, delaying the integration of the two firms.

3

Management Review – continued

Elsewhere, the fund’s holdings of multi-industrial company Johnson Controls, oil and gas exploration and production company Apache, and toy maker Hasbro were among the fund’s top relative detractors for the reporting period. Shares of Johnson Controls fell as the company reported weak earnings due to a variety of issues, notably weaker-than-expected margins and an abnormally warm winter in the United States which turned demand for car batteries lower. The fund’s underweight position in strong-performing semiconductor company Intel also held back relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the consumer staples sector contributed to relative performance. Holdings of tobacco company Philip Morris International and alcoholic drink producer Diageo (b) (United Kingdom) benefited relative results as both stocks outpaced the benchmark during the reporting period. Shares of Diageo rose as a combination of better-than-expected organic growth, particularly in its emerging markets regions, and the company’s announcement that it would be acquiring Ypioca, a maker of the Brazilian spirit drink Cachaca, which is expected to increase its distribution and market presence in Brazil, pushed its shares up during the period.

Stock selection in the technology sector was another positive factor for relative returns. An underweight position in computer products and services provider Hewlett-Packard and holdings of diversified technology products and services company International Business Machines (IBM) (b) aided relative results. Shares of IBM climbed as the company reported stronger-than-expected earnings with all segments exceeding expectations. The stock also strengthened on management’s increased future guidance during the reporting period.

An underweight position in the poor-performing energy sector was an additional contributor to relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors for the period.

Stocks in other sectors that bolstered relative results included pharmaceutical and medical products maker Abbott Laboratories, debit and credit transaction processing company MasterCard (b), defense contractor Lockheed Martin, paint and coatings manufacturer Sherwin Williams (b)(h), and protective and decorative coatings manufacturer PPG Industries (b). Shares of PPG Industries rose as the company benefited from robust industrial coating and optical demand, lower natural gas prices which supported their Chlor-Alkali business, strong pricing realizations which offset the

4

Management Review – continued

impact of rising raw materials costs, and restructuring benefits. Not holding financial services firm Citigroup also helped as the stock underperformed the benchmark during the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 6/30/12

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/12

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
5/01/01	2.14%	(0.35)%	6.06%
Comparative benchmark
Russell 1000 Value Index (f)	3.01%	(2.19)%	5.28%

(f)	Source: FactSet Research Systems Inc.

6

Performance Summary – continued

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2012 through June 30, 2012

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/12	Ending Account Value 6/30/12	Expenses Paid During Period (p) 1/01/12-6/30/12
Actual	0.65%	$1,000.00	$1,080.46	$3.36
Hypothetical (h)	0.65%	$1,000.00	$1,021.63	$3.27

(h)	5% fund return per year before expenses.
(p)	Expenses paid are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

PORTFOLIO OF INVESTMENTS

6/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 98.3%
Issuer	Shares/Par	Value ($)

Aerospace – 8.4%
Honeywell International, Inc.	40,689	$2,272,074
Huntington Ingalls Industries, Inc. (a)	4,122	165,869
Lockheed Martin Corp.	53,299	4,641,277
Northrop Grumman Corp.	24,455	1,559,984
United Technologies Corp.	37,188	2,808,810

		$11,448,014
Alcoholic Beverages – 1.8%
Diageo PLC, ADR	23,390	$2,410,807

Automotive – 1.6%
Delphi Automotive PLC (a)	21,940	$559,470
General Motors Co. (a)	11,310	223,033
Johnson Controls, Inc.	50,682	1,404,398

		$2,186,901
Broadcasting – 4.1%
Omnicom Group, Inc.	32,793	$1,593,740
Viacom, Inc., “B”	31,910	1,500,408
Walt Disney Co.	51,242	2,485,237

		$5,579,385
Brokerage & Asset Managers – 1.8%
BlackRock, Inc.	9,746	$1,655,066
Franklin Resources, Inc.	7,600	843,524

		$2,498,590
Business Services – 3.0%
Accenture PLC, “A”	46,937	$2,820,444
Dun & Bradstreet Corp.	9,455	672,912
Fiserv, Inc. (a)	8,330	601,593

		$4,094,949
Cable TV – 0.9%
Comcast Corp., “Special A”	40,310	$1,265,734

Chemicals – 3.1%
3M Co.	26,046	$2,333,722
PPG Industries, Inc.	17,951	1,904,960

		$4,238,682

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 1.9%
Oracle Corp.	89,043	$2,644,577

Computer Software – Systems – 2.2%
Hewlett-Packard Co.	14,788	$297,387
International Business Machines Corp.	14,184	2,774,107

		$3,071,494
Construction – 1.1%
Stanley Black & Decker, Inc.	22,550	$1,451,318

Consumer Products – 0.6%
Procter & Gamble Co.	12,713	$778,671

Electrical Equipment – 2.5%
Danaher Corp.	30,444	$1,585,524
Tyco International Ltd.	34,620	1,829,667

		$3,415,191
Electronics – 1.2%
ASML Holding N.V.	5,770	$296,693
Intel Corp.	49,107	1,308,702

		$1,605,395
Energy – Independent – 2.9%
Apache Corp.	11,174	$982,083
EOG Resources, Inc.	8,447	761,159
Occidental Petroleum Corp.	25,856	2,217,669

		$3,960,911
Energy – Integrated – 3.9%
Chevron Corp.	28,262	$2,981,641
Exxon Mobil Corp.	26,975	2,308,251
Hess Corp.	2,116	91,940

		$5,381,832
Engineering – Construction – 0.1%
Fluor Corp.	3,890	$191,933

Food & Beverages – 5.4%
DANONE S.A., ADR	112,230	$1,389,407
General Mills, Inc.	54,354	2,094,803
J.M. Smucker Co.	6,350	479,552
Kellogg Co.	12,307	607,104

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Nestle S.A., ADR	27,815	$1,661,668
PepsiCo, Inc.	15,921	1,124,978

		$7,357,512
Food & Drug Stores – 1.6%
CVS Caremark Corp.	27,318	$1,276,570
Walgreen Co.	28,500	843,030

		$2,119,600
General Merchandise – 1.8%
Kohl’s Corp.	9,120	$414,869
Target Corp.	35,630	2,073,310

		$2,488,179
Insurance – 6.6%
ACE Ltd.	15,328	$1,136,265
Aon PLC	27,566	1,289,537
Chubb Corp.	14,730	1,072,639
MetLife, Inc.	74,131	2,286,941
Prudential Financial, Inc.	32,174	1,558,187
Travelers Cos., Inc.	27,308	1,743,343

		$9,086,912
Leisure & Toys – 0.8%
Hasbro, Inc.	33,227	$1,125,398

Machinery & Tools – 0.6%
Eaton Corp.	21,638	$857,514

Major Banks – 10.6%
Bank of America Corp.	43,092	$352,493
Bank of New York Mellon Corp.	99,756	2,189,644
Goldman Sachs Group, Inc.	29,027	2,782,528
JPMorgan Chase & Co.	115,033	4,110,129
PNC Financial Services Group, Inc.	17,393	1,062,886
State Street Corp.	27,694	1,236,260
Wells Fargo & Co.	83,921	2,806,318

		$14,540,258
Medical & Health Technology & Services – 0.6%
Quest Diagnostics, Inc.	12,770	$764,923

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 3.4%
Becton, Dickinson & Co.	11,000	$822,250
Medtronic, Inc.	39,009	1,510,819
St. Jude Medical, Inc.	30,769	1,227,991
Thermo Fisher Scientific, Inc.	22,030	1,143,577

		$4,704,637
Network & Telecom – 0.6%
Cisco Systems, Inc.	46,724	$802,251

Oil Services – 0.3%
Transocean, Inc.	7,693	$344,108

Other Banks & Diversified Financials – 1.6%
MasterCard, Inc., “A”	1,657	$712,692
SunTrust Banks, Inc.	8,840	214,193
Western Union Co.	74,607	1,256,382

		$2,183,267
Pharmaceuticals – 9.1%
Abbott Laboratories	37,480	$2,416,336
Johnson & Johnson	54,844	3,705,261
Merck & Co., Inc.	32,552	1,359,046
Pfizer, Inc.	185,773	4,272,779
Roche Holding Ltd., ADR	16,720	722,638

		$12,476,060
Printing & Publishing – 0.4%
Moody’s Corp.	16,410	$599,786

Railroad & Shipping – 0.6%
Canadian National Railway Co.	10,419	$879,155

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	15,456	$1,247,763

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	6,302	$429,922
Staples, Inc.	43,547	568,288

		$998,210
Telecommunications – Wireless – 1.7%
Vodafone Group PLC, ADR	81,510	$2,296,952

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.3%
AT&T, Inc.	86,593	$3,087,906

Tobacco – 5.3%
Altria Group, Inc.	24,301	$839,600
Lorillard, Inc.	8,060	1,063,517
Philip Morris International, Inc.	61,834	5,395,635

		$7,298,752
Trucking – 1.1%
United Parcel Service, Inc., “B”	19,120	$1,505,891

Utilities – Electric Power – 1.2%
PG&E Corp.	23,386	$1,058,684
PPL Corp.	9,596	266,865
Public Service Enterprise Group, Inc.	9,513	309,173

		$1,634,722
Total Common Stocks (Identified Cost, $118,092,123)		$134,624,140

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
PPL Corp., 9.5% (Identified Cost, $205,000)	4,100	$216,890

PREFERRED STOCKS – 0.1%
Aerospace – 0.1%
United Technologies Corp. (a) (Identified Cost, $152,794)	3,040	$160,178

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	1,875,233	$1,875,233
Total Investments (Identified Cost, $120,325,150)		$136,876,441

OTHER ASSETS, LESS LIABILITIES – 0.0%		24,567
Net Assets – 100.0%		$136,901,008

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $118,449,917)	$135,001,208
Underlying affiliated funds, at cost and value	1,875,233
Total investments, at value (identified cost, $120,325,150)	$136,876,441
Receivables for
Fund shares sold	24,106
Dividends	268,859
Other assets	740
Total assets	$137,170,146
Liabilities
Payable to custodian	$106
Payable for fund shares reacquired	255,933
Payable to affiliates
Investment adviser	5,137
Shareholder servicing costs	131
Payable for independent Trustees’ compensation	18
Accrued expenses and other liabilities	7,813
Total liabilities	$269,138
Net assets	$136,901,008
Net assets consist of
Paid-in capital	$117,496,466
Unrealized appreciation (depreciation) on investments	16,551,291
Accumulated net realized gain (loss) on investments	1,425,543
Undistributed net investment income	1,427,708
Net assets	$136,901,008
Shares of beneficial interest outstanding	14,558,918
Net asset value per share (net assets of $136,901,008 / 14,558,918 shares of beneficial interest outstanding)	$9.40

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,855,649
Dividends from underlying affiliated funds	1,465
Foreign taxes withheld	(2,221)
Total investment income	$3,854,893
Expenses
Management fee	$763,392
Shareholder servicing costs	14,982
Administrative services fee	30,703
Independent Trustees’ compensation	5,340
Custodian fee	23,553
Shareholder communications	7,069
Audit and tax fees	46,803
Legal fees	1,912
Miscellaneous	32,374
Total expenses	$926,128
Reduction of expenses by investment adviser	(23,346)
Net expenses	$902,782
Net investment income	$2,952,111
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$5,763,529
Change in unrealized appreciation (depreciation) on investments	$(6,453,704)
Net realized and unrealized gain (loss) on investments	$(690,175)
Change in net assets from operations	$2,261,936

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2012	2011
Change in net assets
From operations
Net investment income	$2,952,111	$2,549,758
Net realized gain (loss) on investments	5,763,529	5,707,564
Net unrealized gain (loss) on investments	(6,453,704)	25,258,443
Change in net assets from operations	$2,261,936	$33,515,765
Distributions declared to shareholders
From net investment income	$(2,848,103)	$(1,940,044)
From net realized gain on investments	(3,231,051)	—
Total distributions declared to shareholders	$(6,079,154)	$(1,940,044)
Change in net assets from fund share transactions	$(11,996,392)	$1,135,795
Total change in net assets	$(15,813,610)	$32,711,516
Net assets
At beginning of period	152,714,618	120,003,102
At end of period (including undistributed net investment income of $1,427,708 and $1,323,700, respectively)	$136,901,008	$152,714,618

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.65	$7.69	$7.14	$9.49	$13.01
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.16	$0.15	$0.18	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	1.92	0.53 (g)	(2.34)	(1.29)
Total from investment operations	$0.16	$2.08	$0.68	$(2.16)	$(1.11)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)	$(0.13)	$(0.19)	$(0.27)
From net realized gain on investments	(0.22)	—	—	—	(2.14)
Total distributions declared to shareholders	$(0.41)	$(0.12)	$(0.13)	$(0.19)	$(2.41)
Net asset value, end of period (x)	$9.40	$9.65	$7.69	$7.14	$9.49
Total return (%) (r)(s)(x)	2.14	27.12	9.45	(22.69)	(10.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.74	0.89	0.84
Expenses after expense reductions (f)	0.65	0.65	0.63	0.55	0.55
Net investment income	2.13	1.75	1.86	2.44	1.67
Portfolio turnover	18	28	22	34	31
Net assets at end of period (000 omitted)	$136,901	$152,715	$120,003	$45,799	$47,665

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values

18

Notes to Financial Statements – continued

of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

19

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of June 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$135,001,208	$—	$—	$135,001,208
Mutual Funds	1,875,233	—	—	1,875,233
Total Investments	$136,876,441	$—	$—	$136,876,441

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended June 30, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

20

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/12	6/30/11
Ordinary income (including any short-term capital gains)	$2,848,103	$1,940,044
Long-term capital gain	3,231,051	—
Total distributions	$6,079,154	$1,940,044

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/12
Cost of investments	$121,119,318
Gross appreciation	21,204,463
Gross depreciation	(5,447,340)
Net unrealized appreciation (depreciation)	$15,757,123
Undistributed ordinary income	1,914,049
Undistributed long-term capital gain	1,733,370

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.65% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2013. For the year ended June 30, 2012, this reduction amounted to $22,797 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2012, the fee was $14,398, which equated to 0.0104% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2012, these costs amounted to $584.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

21

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2012 was equivalent to an annual effective rate of 0.0221% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,257 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $549, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $25,472,300 and $40,763,847, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/12		Year ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold	1,875,734	$16,759,293	3,019,569	$26,709,879
Shares issued to shareholders in reinvestment of distributions	445,567	3,760,589	141,664	1,276,393
Shares reacquired	(3,591,967)	(32,516,274)	(2,933,300)	(26,850,477)
Net change	(1,270,666)	$(11,996,392)	227,933	$1,135,795

22

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2012, the fund’s commitment fee and interest expense were $896 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,232,800	26,422,816	(25,780,383)	1,875,233

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,465	$1,875,233

23

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2012

24

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

25

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

26

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

28

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

29

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2012 on the MFS web site (mfs.com) by clicking the “Institutional Investors & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by clicking on the “Institutional Investors & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

30

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $3,900,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ANNUAL REPORT

June 30, 2012

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.3%
HSBC Holdings PLC	3.2%
Linde AG	3.0%
Bayer AG	2.7%
Heineken N.V.	2.6%
Shin-Etsu Chemical Co. Ltd.	2.5%
Canadian National Railway Co.	2.4%
L’Air Liquide S.A.	2.1%
Pernod Ricard S.A.	2.1%
Groupe Danone	2.1%

Equity sectors
Financial Services	19.2%
Consumer Staples	15.6%
Basic Materials	10.9%
Technology	9.4%
Retailing	6.6%
Special Products & Services	6.6%
Health Care	6.2%
Energy	5.0%
Industrial Goods & Services	4.3%
Autos & Housing	4.2%
Utilities & Communications	3.6%
Transportation	2.4%
Leisure	1.7%

Issuer country weightings (x)
United Kingdom	18.9%
Japan	14.6%
France	11.7%
Germany	10.8%
Switzerland	10.1%
Netherlands	6.9%
United States	4.8%
Spain	2.8%
Australia	2.5%
Other Countries	16.9%

Portfolio Composition – continued

Currency exposure weightings (y)
Euro	32.1%
British Pound Sterling	18.9%
Japanese Yen	14.6%
Swiss Franc	10.1%
United States Dollar	7.7%
Hong Kong Dollar	3.6%
Australian Dollar	2.5%
Taiwan Dollar	2.4%
Indian Rupee	1.8%
Other Currencies	6.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 6/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2012, the MFS Institutional International Equity Fund (the “fund”) provided a total return of –10.23%, at net asset value. This compares with a return of –13.38% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, ushered in improved market dynamics.

Towards the end of the period, though, market sentiment declined again. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis.

Contributors to Performance

Stock selection in the basic materials sector was a primary factor that benefited relative performance versus the MSCI EAFE Index. Holdings of specialty chemicals manufacturer Shin-Etsu Chemical (Japan) boosted relative returns as the stock performed well during the period. Shares of Shin-Etsu Chemical rose as the company experienced a recovery in shipment volumes of semiconductor during the first half of the year, as well as improved earnings from PVC sales. Avoiding mining giant BHP-Billiton (Australia) also supported relative performance as shares of the company declined over the reporting period.

Stock selection in the technology sector also contributed to relative results. Holdings of South Korean microchip and electronics manufacturer Samsung Electronics (b) and semiconductor manufacturer Taiwan Semiconductor (b) aided relative returns as both stocks posted strong returns during the period. Shares of Samsung Electronics appreciated during the period due, in part, to strong earnings growth from sales in its smartphone and semiconductor segments. Additionally, news that the company was planning on spinning off its large-size thin film transistor liquid crystal display (TFT-LCD) business, which produces high resolution display T.V. and computer monitors, benefited the stock.

A combination of stock selection and an overweight position in the retailing sector supported relative results. An overweight position in Lawson, the Japanese convenience

Management Review – continued

store operator, benefited relative performance. The company announced positive earnings results throughout much of the year on the back of strong same-store-sales and accelerated new store openings.

An overweight position in the consumer staples sector also boosted relative performance as this was the best-performing sector in the index during the reporting period. Overweight positions in alcoholic beverage producers Diageo (United Kingdom) and Pernod Ricard (France) contributed to relative performance. Shares of Diageo rose as a combination of better-than-expected organic growth, particularly in its emerging markets regions, and the company’s announcement that it would be acquiring Ypioca, a maker of the Brazilian spirit drink Cachaca, pushed its shares up during the period.

Stock selection in the transportation sector was another factor that positively impacted relative returns. The fund’s holdings of railroad company Canadian National Railway (b) contributed to relative performance. Shares rose as the company reported earnings that exceeded expectations throughout much of the period as pricing and volumes remained.

Elsewhere, the fund’s overweight positions in contract foodservice company Compass Group (United Kingdom) and advertising and marketing firm WPP Group (United Kingdom) bolstered relative performance as both stocks outperformed the index.

Detractors from Performance

An underweight position in the health care sector held back relative results as the sector outperformed the fund’s benchmark. Within this sector, not holding U.K.–based pharmaceutical firm GlaxoSmithKline was a detractor from relative performance as the stock posted strong performance during the period.

Stock selection in the energy sector was another factor that negatively impacted relative returns. The fund’s overweight position in oil and gas exploration company INPEX Corporation (Japan) hampered relative performance. The stock fell during the period largely due to the decline in prices for Brent Crude during the first half of the year as global demand for fuel decreased.

Stocks in other sectors that detracted from relative performance included the fund’s holdings of financial services firm ING Groep (Netherlands), electronics maker HTC Corp. (b)(h) (Taiwan), banking firm ICICI Bank (b) (India), French electrical distribution equipment manufacturer Schneider Electric, telecommunications service provider China Unicom (b) (Hong Kong), and Swiss investment management and banking firm UBS. Shares of European banks, including Dutch financial services firm ING Groep, declined due to concerns over their ability to fund themselves and increase earnings as the sovereign debt crisis continued to hamper the outlook on economic growth. Additionally, not holding voice and data communications services company Vodafone Group (United Kingdom) and tobacco distributor British American Tobacco (United Kingdom) weighed on relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance.

Management Review – continued

All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Daniel Ling	Marcus Smith
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/12

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/12

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	(10.23)%	(1.55)%	7.62%
Comparative benchmark
MSCI EAFE Index (f)	(13.38)%	(5.63)%	5.62%

(f)	Source: FactSet Research Systems Inc.
.

Performance Summary – continued

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2012 through June 30, 2012

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/12	Ending Account Value 6/30/12	Expenses Paid During Period (p) 1/01/12-6/30/12
Actual	0.75%	$1,000.00	$1,062.81	$3.85
Hypothetical (h)	0.75%	$1,000.00	$1,021.13	$3.77

(h)	5% fund return per year before expenses.

(p)	Expenses paid are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS

6/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 95.7%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages – 6.8%
Diageo PLC	2,755,199	$70,853,199
Heineken N.V.	1,732,823	90,513,636
Pernod Ricard S.A. (l)	674,477	72,153,197

		$233,520,032
Apparel Manufacturers – 3.8%
Burberry Group PLC	632,913	$13,202,051
Compagnie Financiere Richemont S.A.	151,190	8,297,388
Li & Fung Ltd.	22,530,000	43,718,309
LVMH Moet Hennessy Louis Vuitton S.A.	440,995	67,215,735

		$132,433,483
Automotive – 4.2%
Delphi Automotive PLC (a)	621,230	$15,841,365
DENSO Corp.	2,030,300	69,129,631
Honda Motor Co. Ltd.	1,767,000	61,552,790

		$146,523,786
Broadcasting – 1.7%
WPP Group PLC	4,774,500	$58,030,725

Brokerage & Asset Managers – 1.2%
BM&F Bovespa S.A.	5,246,800	$26,776,052
Deutsche Boerse AG	279,500	15,085,245

		$41,861,297
Business Services – 5.6%
Amadeus Holdings AG	2,391,166	$50,637,987
Compass Group PLC	6,654,970	69,805,479
Hays PLC	11,690,200	13,510,909
Infosys Technology Ltd.	211,321	9,581,733
Randstad Holding N.V.	1,666,883	49,226,236

		$192,762,344
Chemicals – 0.3%
Givaudan S.A.	10,524	$10,336,445

Computer Software – 2.8%
Check Point Software Technologies Ltd. (a)	377,660	$18,728,159

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Dassault Systemes S.A. (l)	218,396	$20,516,561
SAP AG	981,917	57,985,681

		$97,230,401
Computer Software – Systems – 2.4%
Canon, Inc.	1,321,300	$52,908,503
Hon Hai Precision Industry Co. Ltd.	9,676,400	29,177,744

		$82,086,247
Conglomerates – 1.0%
Smiths Group PLC	2,161,918	$34,411,164

Consumer Products – 3.5%
Beiersdorf AG	1,011,954	$65,658,634
Reckitt Benckiser Group PLC	1,035,613	54,577,785

		$120,236,419
Electrical Equipment – 2.9%
Legrand S.A.	1,148,338	$39,055,095
Schneider Electric S.A.	1,078,937	60,117,001

		$99,172,096
Electronics – 4.2%
Hoya Corp.	1,865,800	$41,110,733
Samsung Electronics Co. Ltd.	49,630	52,618,862
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (l)	3,822,023	53,355,441

		$147,085,036
Energy – Independent – 2.2%
CNOOC Ltd.	8,265,000	$16,672,901
INPEX Corp.	10,345	57,997,400

		$74,670,301
Energy – Integrated – 2.8%
BG Group PLC	1,647,304	$33,716,716
Royal Dutch Shell PLC, “A”	1,882,549	63,416,006

		$97,132,722
Food & Beverages – 5.3%
Groupe Danone	1,143,596	$70,935,523
Nestle S.A.	1,904,622	113,613,402

		$184,548,925
Food & Drug Stores – 1.8%
Lawson, Inc.	873,600	$61,119,324

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 4.8%
AIA Group Ltd.	10,490,400	$36,170,335
ING Groep N.V. (a)	7,265,753	49,020,807
QBE Insurance Group Ltd.	3,786,514	52,205,358
Swiss Re Ltd.	446,913	28,076,348

		$165,472,848
Machinery & Tools – 1.4%
Fanuc Ltd.	300,300	$49,338,462

Major Banks – 7.3%
Banco Santander S.A.	4,490,866	$29,993,551
Barclays PLC	6,752,360	17,284,639
HSBC Holdings PLC	12,458,945	109,855,999
Standard Chartered PLC	2,758,679	60,141,482
Westpac Banking Corp.	1,579,766	34,367,083

		$251,642,754
Medical Equipment – 0.7%
Sonova Holding AG	256,558	$24,756,823

Metals & Mining – 1.6%
Rio Tinto PLC	1,131,142	$54,022,534

Other Banks & Diversified Financials – 5.9%
DBS Group Holdings Ltd.	1,865,000	$20,585,853
ICICI Bank Ltd.	3,188,215	51,852,905
Julius Baer Group Ltd.	1,709,417	61,891,669
Komercni Banka A.S.	133,563	23,181,179
UBS AG	3,851,552	45,041,574

		$202,553,180
Pharmaceuticals – 5.5%
Bayer AG	1,292,013	$93,165,333
Merck KGaA	401,381	40,054,574
Roche Holding AG	340,213	58,730,096

		$191,950,003
Railroad & Shipping – 2.4%
Canadian National Railway Co.	982,922	$82,938,958

Specialty Chemicals – 9.0%
Akzo Nobel N.V.	1,044,574	$49,136,719
L’Air Liquide S.A.	640,018	73,224,899

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Linde AG	656,605	$102,271,521
Shin-Etsu Chemical Co. Ltd.	1,546,500	85,083,113

		$309,716,252
Specialty Stores – 1.0%
Hennes & Mauritz AB, “B”	955,473	$34,351,981

Telecommunications – Wireless – 2.0%
MTN Group Ltd.	766,428	$13,248,289
NTT DoCoMo, Inc.	15,169	25,243,911
TIM Participacoes S.A., ADR	1,170,600	32,144,676

		$70,636,876
Telephone Services – 1.2%
China Unicom (Hong Kong) Ltd.	20,945,000	$26,350,157
Singapore Telecommunications Ltd.	5,797,050	15,158,342

		$41,508,499
Utilities – Electric Power – 0.4%
Red Electrica de Espana	342,205	$14,923,455
Total Common Stocks (Identified Cost, $3,220,430,916)		$3,306,973,372

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	39,667,197	$39,667,197

COLLATERAL FOR SECURITIES LOANED – 3.0%
Goldman Sachs Repurchase Agreement, 0.17%, dated 6/29/12, due 7/2/12, total to be received $75,001,063 (secured by U.S. Treasury and Federal Agency obligations valued at $76,500,000 in a individually traded account), at Cost and Value	$75,000,000	$75,000,000
Morgan Stanley Repurchase Agreement, 0.18%, dated 6/29/12, due 7/2/12, total to be received $28,119,824 (secured by U.S. Treasury and Federal Agency obligations valued at $28,681,930 in an individually traded account), at Cost and Value	28,119,402	28,119,402
Total Collateral for Securities Loaned, at Cost and Value		$103,119,402
Total Investments (Identified Cost, $3,363,217,515)		$3,449,759,971

OTHER ASSETS, LESS LIABILITIES – 0.2%		6,842,071
Net Assets – 100.0%		$3,456,602,042

Portfolio of Investments – continued

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $3,323,550,318)	$3,410,092,774
Underlying affiliated funds, at cost and value	39,667,197
Total investments, at value, including $104,186,821 of securities on loan (identified cost, $3,363,217,515)	$3,449,759,971
Cash	1,225,559
Foreign currency, at value (identified cost, $3,298,516)	3,294,629
Receivables for
Fund shares sold	96,764,776
Interest and dividends	10,382,587
Other assets	13,211
Total assets	$3,561,440,733
Liabilities
Payables for
Investments purchased	$35,254
Fund shares reacquired	1,325,360
Collateral for securities loaned, at value	103,119,402
Payable to affiliates
Investment adviser	88,600
Shareholder servicing costs	2,961
Payable for independent Trustees’ compensation	77
Accrued expenses and other liabilities	267,037
Total liabilities	$104,838,691
Net assets	$3,456,602,042
Net assets consist of
Paid-in capital	$3,439,033,114
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	86,517,917
Accumulated net realized gain (loss) on investments and foreign currency	(128,896,382)
Undistributed net investment income	59,947,393
Net assets	$3,456,602,042
Shares of beneficial interest outstanding	204,349,873
Net asset value per share (net assets of $3,456,602,042 / 204,349,873 shares of beneficial interest outstanding)	$16.92

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$89,785,078
Interest	1,676,248
Dividends from underlying affiliated funds	33,174
Foreign taxes withheld	(7,219,646)
Total investment income	$84,274,854
Expenses
Management fee	$21,900,526
Shareholder servicing costs	323,679
Administrative services fee	470,107
Independent Trustees’ compensation	54,074
Custodian fee	821,825
Shareholder communications	67,575
Audit and tax fees	52,651
Legal fees	45,066
Miscellaneous	242,378
Total expenses	$23,977,881
Fees paid indirectly	(198)
Reduction of expenses by investment adviser	(724,532)
Net expenses	$23,253,151
Net investment income	$61,021,703
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $23 country tax)	$106,446,148
Foreign currency	(1,330,920)
Net realized gain (loss) on investments and foreign currency	$105,115,228
Change in unrealized appreciation (depreciation)
Investments	$(497,260,331)
Translation of assets and liabilities in foreign currencies	(585,124)
Net unrealized gain (loss) on investments and foreign currency translation	$(497,845,455)
Net realized and unrealized gain (loss) on investments and foreign currency	$(392,730,227)
Change in net assets from operations	$(331,708,524)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2012	2011
Change in net assets
From operations
Net investment income	$61,021,703	$53,509,266
Net realized gain (loss) on investments and foreign currency	105,115,228	109,201,469
Net unrealized gain (loss) on investments and foreign currency translation	(497,845,455)	639,062,234
Change in net assets from operations	$(331,708,524)	$801,772,969
Distributions declared to shareholders
From net investment income	$(52,959,349)	$(38,350,663)
Change in net assets from fund share transactions	$529,997,014	$202,602,476
Total change in net assets	$145,329,141	$966,024,782
Net assets
At beginning of period	3,311,272,901	2,345,248,119
At end of period (including undistributed net investment income of $59,947,393 and $52,939,110, respectively)	$3,456,602,042	$3,311,272,901

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 year. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.21	$14.53	$13.06	$18.56	$21.71
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.25	$0.31	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(2.32)	4.60	1.51	(5.32)	(1.80)
Total from investment operations	$(1.99)	$4.92	$1.76	$(5.01)	$(1.43)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.29)	$(0.32)	$(0.39)
From net realized gain on investments	—	—	—	(0.17)	(1.33)
Total distributions declared to shareholders	$(0.30)	$(0.24)	$(0.29)	$(0.49)	$(1.72)
Net asset value, end of period (x)	$16.92	$19.21	$14.53	$13.06	$18.56
Total return (%) (r)(s)(x)	(10.23)	34.03	13.22	(26.80)	(7.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.79	0.83	0.82
Expenses after expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Net investment income	1.97	1.83	1.62	2.30	1.81
Portfolio turnover	22	29	23	27	33
Net assets at end of period (000 omitted)	$3,456,602	$3,311,273	$2,345,248	$1,993,802	$2,627,583

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional International Equity Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at

Notes to Financial Statements – continued

amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$125,430,985	$527,397,704	$—	$652,828,689
Japan	—	503,483,867	—	503,483,867
France	70,935,523	332,282,487	—	403,218,010
Germany	—	374,220,988	—	374,220,988
Switzerland	—	350,743,746	—	350,743,746
Netherlands	—	237,897,398	—	237,897,398
Spain	—	95,554,992	—	95,554,992
Australia	—	86,572,441	—	86,572,441
Canada	82,938,958	—	—	82,938,958
Other Countries	196,377,029	323,137,254	—	519,514,283
Short Term Securities	—	103,119,402	—	103,119,402
Mutual Funds	39,667,197	—	—	39,667,197
Total Investments	$515,349,692	$2,934,410,279	$—	$3,449,759,971

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,965,697,584 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $26,350,157 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/12	6/30/11
Ordinary income (including any short-term capital gains)	$52,959,349	$38,350,663

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/12
Cost of investments	$3,389,782,306
Gross appreciation	329,865,754
Gross depreciation	(269,888,089)
Net unrealized appreciation (depreciation)	$59,977,665
Undistributed ordinary income	59,976,793
Capital loss carryforwards	(90,556,552)
Post-October capital loss deferral	(11,775,039)
Other temporary differences	(53,939)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after June 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of June 30, 2012 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
6/30/18	$(72,184,527)
6/30/19	(18,372,025)
Total	$(90,556,552)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended June 30, 2012 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed 0.75% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2013. For the year ended June 30, 2012, this reduction amounted to $712,244 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2012, the fee was $321,407, which equated to 0.0104% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2012, these costs amounted to $2,272.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2012 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $27,617 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,288 which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, in-kind transactions, and short-term obligations, aggregated $1,112,164,715 and $669,669,130, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/12		Year ended 6/30/11
	Shares	Amount	Shares	Amount
Shares Sold	59,446,161	$1,004,722,272	42,774,215	$767,425,719
Shares Issued to shareholders in Reinvestment of distributions	2,936,558	45,164,259	1,811,147	32,075,419
Shares reacquired	(30,397,770)	(519,889,517)	(33,619,781)	(596,898,662)
Net Change	31,984,949	$529,997,014	10,965,581	$202,602,476

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements

Notes to Financial Statements – continued

with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2012, the fund’s commitment fee and interest expense were $20,488 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,452,870	922,868,195	(896,653,868)	39,667,197

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$33,174	$39,667,197

(8) Redemption In-Kind

On February 15, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $12,031,721. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain (loss) of $4,677,622 for the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116-3741
Portfolio Managers
Daniel Ling Marcus Smith

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2012 on the MFS web site (mfs.com) by clicking the “Institutional Investors & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by clicking on the “Institutional Investors & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $73,682,641. The fund intends to pass through foreign tax credits of $5,038,896 for the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes –
information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended June 30, 2012 and 2011, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Institutional International Equity Fund	39,020	37,585
MFS Institutional Large Cap Value Fund	38,624	37,204
Total	77,644	74,789

For the fiscal years ended June 30, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011[4]
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,409	6,168	1,328	883
To MFS Institutional Large Cap Value Fund	0	0	6,046	5,819	1,328	883
Total fees billed by Deloitte To above Funds:	0	0	12,455	11,987	2,656	1,766

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[4]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	1,499,664	942,204	0	0	0	113,100
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	1,499,664	942,204	0	0	0	113,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	1,702,471	1,486,571
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	1,702,108	1,486,222

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended June 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 16, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2012

*	Print name and title of each signing officer under his or her signature.